                                                                 Exhibit 10.49.2

                                   APPENDIX X

AGENCY CODE: 12000                       CONTRACT NO.: C-015473

PERIOD: JULY 1,1998 - DECEMBER 31,2006   FUNDING AMOUNT FOR PERIOD: $257,106,633

This is an AGREEMENT between THE STATE OF NEW YORK, acting by and through the Department of Health, having its principal office at Corning Tower, Empire State Plaza, Albany, NY, (hereinafter referred to as the STATE), and CARE PLUS HEALTH PLAN hereinafter referred to as the CONTRACTOR), for modification of Contract Number C-015473 as reflected in the attached provisions to Section I.B.1, of the Agreement and Appendices E and L, and to extend the period of the contract through December 31, 2006.

CONTRACTOR acknowledges that the STATE is currently developing a replacement contract to govern services provided to Child Health Plus enrollees. This CONTRACT will be cancelled and its terms deemed null and void upon the effective date of the replacement contract.

All other provisions of said AGREEMENT shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this AGREEMENT as of the dates appearing under their signatures.

_____________________________________   ________________________________________
CONTRACTOR SIGNATURE                    STATE AGENCY SIGNATURE


By:                                     By:
    ---------------------------------       ---------------------------------

-------------------------------------   Judith Arnold
             Printed Name               Printed Name

Title:                                  Title: Deputy Commissioner
       ------------------------------          Division of Planning, Policy, &
                                               Resource Development

Date:                                   Date:
      -------------------------------         -------------------------------

                                        State Agency Certification:
                                        "In addition to the acceptance of this
                                        contract, I also certify that original
                                        copies of this signature page will be
                                        attached to all other exact copies of
                                        this contract."

______________________
STATE OF NEW YORK      ) SS.:
                       )
County of ____________ )

On the _____ day of _____ 20______, before me personally appeared _____________, to me known, who being by me duly sworn, did depose and say that he/she resides at __________________________________, that he/she is the _____________________
of the _______________________, the corporation described herein which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the board of directors of said corporation.

(Notary) ____________________________

STATE COMPTROLLER SIGNATURE

                                        Title:
-------------------------------------          ---------------------------------
                                        Date:
                                              ----------------------------------
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                                STATE OF NEW YORK
                                    AGREEMENT

Section I.B.1. is revised to read as follows:

I. Conditions of Agreement

B.1. This AGREEMENT is extended through December 31, 2006 or until the start date of a new contract between the STATE and the CONTRACTOR governing services provided to Child Health Plus enrollees, whichever date occurs first.
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                                   APPENDIX E
                              FINANCIAL INFORMATION

Section A is revised to read as follows:

A. Care Plus Health Plan shall receive, for the period January 1, 2006 through December 31, 2006, an amount up to, but not to exceed, $42,200,000 to provide and administer a Child Health Plus program for uninsured children in the counties identified in Appendix A-2, Section II.B.1 of this AGREEMENT or as modified by the STATE. Payment of this amount is based on the CONTRACTOR meeting the responsibilities provided in this AGREEMENT.

Additional Premium Information:

For Kings, New York, Queens and Richmond county(ies):

The total monthly premium shall be: $110.70

     The State share of the total monthly premium shall be $110.70 or the total monthly premium for children in families with gross household income less than 160% of the federal poverty level and children who are American Indians or Alaskan Natives (AI/AN).

     The State share of the total monthly premium shall be $101.70 or the total monthly premium minus $9 for children in families with gross household income between 160% and 222% of the federal poverty level with a maximum of $27 per month per family. The State share is the total monthly premium less $9 for each of the first three children. For additional children, the State share is the total monthly premium.

     The State share of the total monthly premium shall be $95.70 or the total monthly premium minus $15 for children in families with gross household income between 223% and 250% of the federal poverty level with a maximum of $45 per month per family. The State share is the total monthly premium less $15 for each of the first three children. For additional children, the State share is the total monthly premium.

     In the absence of an approved premium modification by the Department of Health and State Insurance Department, the premium above or subsequent premium approved (whichever is in effect) shall continue as the State's subsidy through December 31, 2006.
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                                   APPENDIX L
                           PRIVACY AND CONFIDENTIALITY

Section II is revised as follows:

     II. Effective April 14, 2003, the CONTRACTOR shall comply with the following agreement:

       Federal Health Insurance Portability and Accountability Act (HIPAA)
                   Business Associate Agreement ("Agreement")

     This Business Associate Agreement between the New York State Department of Health and Care Plus Health Plan hereinafter referred to as the Business Associate, is effective on April 14, 2003 to December 31, 2006.